                                                                   EXHIBIT 10.41

                          CATSKILL DEVELOPMENT, L.L.C.
                             c/o Monticello Raceway
                                    Route 17B
                           Monticello, New York 12701

                                January 12, 2004

Empire Resorts, Inc.
707 Skokie Boulevard, Suite 600
Northbrook, Illinois 60062

Ladies and Gentlemen:

            Reference  is hereby  made to the Amended  and  Restated  Securities
Contribution Agreement, dated as of December 12, 2003 (as amended,  supplemented or otherwise modified, the "SECURITIES CONTRIBUTION AGREEMENT"),  by and between
Catskill  Development,  L.L.C.,  Empire Resorts,  Inc., Alpha Monticello,  Inc.,
Americas Tower Partners,  Monticello Realty L.L.C.,  Watertone Holdings, LP, New
York Gaming, LLC, Fox-Hollow Lane, LLC, Shamrock  Strategies,  Inc., Clifford A.
Ehrlich,  BKB,  LLC,  Robert A. Berman,  Philip B. Berman,  Scott A.  Kaniewski,
Kaniewski Family Limited  Partnership and KFP Trust.  Unless  otherwise  defined herein,  capitalized  terms used herein shall have the meanings assigned to such terms in the Securities Contribution Agreement.

            Pursuant to Section 8.1(o) of the Securities  Contribution Agreement
the parties agree to amend that certain letter  agreement,  dated as of April 3,
2003 (the  "CAYUGA  LETTER  AGREEMENT"),  by and among the Cayuga  Nation of New
York, the Cayuga Catskill Gaming Authority,  an  instrumentality  of the Nation,
Catskill  Development,  L.L.C.  ("CATSKILL"),  Empire Resorts, Inc. (f/k/a Alpha
Hospitality  Corporation)  (individually and collectively with its subsidiaries,
"EMPIRE" and together with Catskill,  the  "PARTIES"),  Robert A. Berman,  Morad
Tahbaz, the other principals and affiliates of Catskill or Empire who are listed on  Schedule 1 annexed  thereto and made a part  thereof  and who  individually, directly or indirectly, own ten (10%) percent or more of the equity interests in
Catskill,  Monticello Raceway Development Company,  L.L.C. and Monticello Casino
Management,  L.L.C.,  pursuant  to which Alpha is to assume  responsibility  for
Catskill's obligations under the Cayuga Letter Agreement.

            The Parties hereby agree as follows:

            1.  Notwithstanding any of Empire's rights and obligations under the
Cayuga Letter Agreement,  Empire hereby assumes and agrees to be bound by and to pay and otherwise to perform and discharge all of  Catsklill's  liabilities  and obligations  of any kind and nature.  relating to, arising from or in connection with the Cayuga Letter  Agreement (the "CATSKILL  OBLIGATIONS").  As between the

Parties, Empire shall be primarily responsible under the Cayuga Letter Agreement for the Catskill Obligations.

            2. Empire shall indemnify and hold Catskill harmless from,  against, for and in respect of, and shall pay any and all Losses (as such term is defined in the  Securities  Contribution  Agreement)  suffered,  sustained,  incurred or required to be paid by Catskill by reason of the  non-performance  of any of the
Catskill  Obligations  or any covenant or  obligation  to be performed by Empire under this Agreement.

            This Letter  Agreement may be executed in one or more  counterparts, each of which shall be deemed an original and all of which  together  constitute one and the same document.

            The  terms  of  this  Letter  Agreement  may be  modified  only by a subsequent letter signed by each Party hereto.

            THIS  LETTER  AGREEMENT  SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN
ACCORDANCE  WITH  THE LAWS OF THE  STATE  OF NEW  YORK,  WITHOUT  REGARD  TO THE
CONFLICTS OF LAWS PRINCIPLES THEREOF.

                            [SIGNATURE PAGE FOLLOWS]

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            If you are in agreement with the  foregoing,  kindly sign and return to us the enclosed copy of this Letter Agreement.

                                           Very truly yours,

                                           CATSKILL DEVELOPMENT, L.L.C.

                                           By: /s/ Morad Tahbaz
                                               --------------------
                                               Name:  Morad Tahbaz
                                               Title: President

Agreed and Accepted:

EMPIRE RESORTS, INC.

By: /s/ Robert A. Berman
    -----------------------
    Name: Robert A. Berman
    Title: Chairman

               LETTER AGREEMENT REGARDING CAYUGA LETTER AGREEMENT